Exhibit 31.1

Certification of Chief Executive Officer Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934

As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     I, Meyer Luskin, certify that:

1.	I have reviewed this quarterly report on Form 10-Q for the period ended December 31, 2003 of Scope Industries (the “Registrant”);

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.	The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and we have:

a)	Designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls an procedures, as of the end of the period covered by this report based on such evaluation; and

c)	Disclosed in this report any change in Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent financial quarter that has materially affected or reasonable likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of Registrant’s board of directors:

a)	All significant deficiencies and material weaknesses in the design or operations of internal controls over financial reporting which are reasonable likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

Date: February 12, 2004
/s/ MEYER LUSKIN

Meyer Luskin
President & Chief Executive Officer

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